UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08797 and 811-09049

Name of Fund: BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock
Master Small Cap Growth Portfolio of BlackRock Master LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Small
Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth
Portfolio of BlackRock Master LLC, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2010

Date of reporting period: 05/31/2010

Item 1 – Report to Stockholders

BlackRock Small Cap

Growth Fund II

OF BLACKROCK SERIES, INC.

ANNUAL REPORT | MAY 31, 2010

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe, concerns over the strength of the economic recov-
ery and uncertainty surrounding the future of interest rate policies. Additionally, the increasing likelihood of more stringent financial market regulations added to the overall sense of investment uncertainty. Despite the uneven nature of recent market conditions, we continue to believe that the “Great
Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated —
reflections of mixed economic data, lingering deflation issues (especially in Europe) and uncertainty surrounding financial regulations. As the period drew to a close, a significant multi-week correction drove stock prices lower, erasing year-to-date gains in many markets and pushing stocks into negative territory for the year in others. On a twelve-month basis, however, global equities remain in positive territory thanks to improving corporate revenues and profits and a generally positive macro backdrop. From a geographic perspective, US equities have significantly outpaced their interna-
tional counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outperformed large caps.

Regarding fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight.
As the period drew to a close, Treasury yields were falling as investors flocked to the “safe haven” asset class in the face of escalating uncertainty.
Over the course of the last twelve and six months, however, Treasuries underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds slightly outperformed taxable sectors over both the six- and twelve-month periods thanks to continued high demand levels, but have continued to face the headwinds of ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an
“extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of May 31, 2010	6-month	12-month
US equities (S&P 500 Index)	0.40%	20.99%
Small cap US equities (Russell 2000 Index)	14.84	33.62
International equities (MSCI Europe, Australasia, Far East Index)	(11.09)	6.38
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.82	4.66
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	2.08	8.42
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.60	8.52
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.56	28.79

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the manage-
ment of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of May 31, 2010

BlackRock Small Cap Growth Fund II

Portfolio Management Commentary

How did the Fund perform?

• The Fund, through its investment in BlackRock Master Small Cap Growth
Portfolio (the “Portfolio”), underperformed the benchmark Russell 2000
Growth Index for the 12-month period ended May 31, 2010.

What factors influenced performance?

• Weaker stock selection in the consumer discretionary sector was prima-
rily responsible for holding back relative returns for the period. In partic-
ular, media content provider CKx, Inc. dipped by about 24%, as investors waited on the results of a new contract negotiation surrounding the company’s American Idol franchise. Elsewhere within the sector, lottery gaming provider Scientific Games Corp., Class A fell more than 40%
while questions regarding a renewal of a major client contract went unanswered for a majority of the period. Aside from consumer discre-
tionary, the Portfolio’s holding in InterMune, Inc., within the health care sector, also negatively contributed to overall performance. InterMune stock declined by about 70% after the Federal Drug Administration reversed a prior panel ruling and rejected approval of the company’s pulmonary fibrosis drug pending further clinical trial.

• On the positive side, stock selection in the health care sector was the most significant contributor to the Fund’s returns for the 12 months.
Shares of home oxygen provider Lincare Holdings, Inc. rose steadily and ultimately ended up by more than 100%. Stock selection in the biotechnology industry was also beneficial, as cancer drug companies
OSI Pharmaceuticals, Inc. and Dendreon Corp. both jumped by more than 70%. Elsewhere in the portfolio, network security provider
SonicWALL, Inc. within the information technology sector climbed by
78% on strong financial results.

Describe recent portfolio activity.

• During the period, we increased the Portfolio’s weighting in the health care sector as we continued to find a number of names with good risk/reward profiles that we considered high-conviction holdings, includ-
ing HealthSouth Corp. and Emergency Medical Services Corp. among others. We also decreased the Portfolio’s overall weighting in the con-
sumer discretionary sector, eliminating positions in DreamWorks
Animation SKG, Inc. and lululemon athletica inc.

Describe portfolio positioning at period end.

• At period end, the Portfolio’s most significant overweight relative to the
Russell 2000 Growth Index was in the health care sector (approximately
3%) and its most significant underweight was in the consumer discre-
tionary sector approximately (4%).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

4 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests all of its assets in the Porfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of small cap compa-
nies located in the United States that the Manager believes are undervalued or have good prospects for earnings growth.
3 This unmanaged index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended May 31, 2010
				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	9.50%	25.57%	N/A	3.62%	N/A	2.30%	N/A
Investor A	9.35	25.17	18.59%	3.37	2.26%	2.05	1.50%
Investor B	8.81	23.72	19.22	2.31	1.99	1.39	1.39
Investor C	8.83	23.95	22.95	2.41	2.41	1.17	1.17
Class R	9.13	24.77	N/A	2.97	N/A	1.83	N/A
Russell 2000 Growth Index	13.68	30.54	N/A	3.21	N/A	0.17	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25%
per year.

• Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to February 4,
2003, Class R Share performance results are those of Institutional
Shares (which have no distribution or service fees) restated to reflect
Class R Share fees.

Performance information reflects past performance and does not guaran-
tee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within
30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, serv-
ice and distribution fees including 12b-1 fees and other Fund expenses.
The expense example below (which is based on a hypothetical investment of $1,000 invested on December 1, 2009 and held through May 31,
2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this
Fund and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypotheti-
cal table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	December 1, 2009	May 31, 2010	During the Period[1]	December 1, 2009	May 31, 2010	During the Period[1]	Expense Ratio
Institutional	$1,000	$1,095.00	$ 6.63	$1,000	$1,018.17	$ 6.38	1.29%
Investor A	$1,000	$1,093.50	$ 8.01	$1,000	$1,016.85	$ 7.71	1.56%
Investor B	$1,000	$1,088.10	$13.52	$1,000	$1,011.55	$13.02	2.64%
Investor C	$1,000	$1,088.30	$13.06	$1,000	$1,011.99	$12.58	2.55%
Class R	$1,000	$1,091.30	$ 9.95	$1,000	$1,014.99	$ 9.59	1.94%

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365
(to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master port-
folio in which it invests.
2 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2010

Statement of Assets and Liabilities	BlackRock Small Cap Growth Fund II
May 31, 2010
Assets
Investment at value — BlackRock Master Small Cap Growth Portfolio (the “Portfolio”) (cost — $389,207,326)	$ 416,086,847
Capital shares sold receivable	563,288
Withdrawals receivable from the Portfolio	94,089
Prepaid expenses	26,548
Total assets	416,770,772
Liabilities
Capital shares redeemed payable	657,377
Transfer agent fees payable	249,694
Distribution fees payable	112,922
Administration fees payable	66,378
Officer’s fees payable	35
Other accrued expenses payable	7,681
Total liabilities	1,094,087
Net Assets	$ 415,676,685
Net Assets Consist of
Paid-in capital	$ 453,640,125
Undistributed net investment income	34,286
Accumulated net realized loss allocated from the Portfolio	(64,877,247)
Net unrealized appreciation/depreciation allocated from the Portfolio	26,879,521
Net Assets	$ 415,676,685
Net Asset Value
Institutional — Based on net assets of $106,529,809 and 9,149,599 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 11.64
Investor A — Based on net assets of $184,896,873 and 16,302,069 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 11.34
Investor B — Based on net assets of $10,712,865 and 1,031,585 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 10.38
Investor C — Based on net assets of $60,832,943 and 5,876,100 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 10.35
Class R — Based on net assets of $52,704,195 and 4,843,263 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 10.88

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Statement of Operations	BlackRock Small Cap Growth Fund II
Year Ended May 31, 2010
Investment Loss
Net investment loss allocated from the Portfolio:
Dividends	$ 1,029,320
Securities lending — affiliated	85,487
Income — affiliated	7,760
Expenses	(3,127,869)
Total investment loss	(2,005,302)
Expenses
Administration	807,552
Service — Investor A	446,313
Service and distribution — Investor B	124,503
Service and distribution — Investor C	616,901
Service and distribution — Class R	242,332
Transfer agent — Institutional	285,254
Transfer agent — Investor A	506,143
Transfer agent — Investor B	92,641
Transfer agent — Investor C	345,770
Transfer agent — Class R	208,386
Printing	99,985
Registration	67,763
Professional	52,060
Officer	205
Miscellaneous	17,923
Total expenses	3,913,731
Net investment loss	(5,919,033)
Realized and Unrealized Gain Allocated from the Portfolio
Net realized gain from investments	32,884,294
Net change in unrealized appreciation/depreciation on investments	58,581,376
Total realized and unrealized gain	91,465,670
Net Increase in Net Assets Resulting from Operations	$ 85,546,637

See Notes to Financial Statements.

8 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Statements of Changes in Net Assets	BlackRock Small Cap Growth Fund II
	Year Ended May 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment loss	$ (5,919,033)	$ (4,473,751)
Net realized gain (loss)	32,884,294	(97,136,788)
Net change in unrealized appreciation/depreciation	58,581,376	(92,607,388)
Net increase (decrease) in net assets resulting from operations	85,546,637	(194,217,927)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(26,121,633)	(2,749,422)
Redemption Fee
Redemption fee	38,395	36,169
Net Assets
Total increase (decrease) in net assets	59,463,399	(196,931,180)
Beginning of year	356,213,286	553,144,466
End of year	$ 415,676,685	$ 356,213,286
Undistributed net investment income	$ 34,286	$ 76,016

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Financial Highlights							BlackRock Small Cap Growth Fund II
		Institutional						Investor A
		Year Ended May 31,					Year Ended May 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 9.27	$ 14.20	$ 16.26	$ 15.74	$ 12.50	$ 9.06	$ 13.90	$ 15.96	$ 15.51	$ 12.34
Net investment loss[1]	(0.11)	(0.07)	(0.09)	(0.14)	(0.14)	(0.14)	(0.09)	(0.12)	(0.18)	(0.17)
Net realized and unrealized gain (loss)[2]	2.48	(4.86)	0.48	1.95	3.38	2.42	(4.75)	0.46	1.92	3.34
Net increase (decrease) from investment
operations	2.37	(4.93)	0.39	1.81	3.24	2.28	(4.84)	0.34	1.74	3.17
Distributions from:
Net realized gain	—	—	(2.43)	(1.29)	—	—	—	(2.38)	(1.29)	—
Tax return of capital	—	—	(0.02)	—	—	—	—	(0.02)	—	—
Total distributions	—	—	(2.45)	(1.29)	—	—	—	(2.40)	(1.29)	—
Net asset value, end of year	$ 11.64	$ 9.27	$ 14.20	$ 16.26	$ 15.74	$ 11.34	$ 9.06	$ 13.90	$ 15.96	$ 15.51
Total Investment Return[3]
Based on net asset value	25.57%[4]	(34.72)%[5]	2.88%	12.50%	25.92%	25.17%[4]	(34.82)%[5]	2.57%	12.23%	25.69%
Ratios to Average Net Assets[6]
Total expenses	1.31%	1.35%	1.25%	1.28%	1.22%	1.57%	1.59%	1.51%	1.54%	1.47%
Net investment loss	(1.03)%	(0.69)%	(0.59)%	(0.93)%	(0.93)%	(1.29)%	(0.95)%	(0.83)%	(1.18)%	(1.18)%
Supplemental Data
Net assets, end of year (000)	$106,530	$ 89,346	$157,805	$162,580	$167,907	$184,897	$161,557	$232,600	$194,561	$154,179
Portfolio turnover of the Portfolio	114%	75%	70%	115%	101%	114%	75%	70%	115%	101%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Total return calculation includes redemption fees received by the Fund. The impact to the return is approximately 0.01%.
5 Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
6 Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.

See Notes to Financial Statements.

10 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Financial Highlights (continued)							BlackRock Small Cap Growth Fund II
		Investor B						Investor C
		Year Ended May 31,					Year Ended May 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 8.39	$ 13.06	$ 15.01	$ 14.78	$ 11.85	$ 8.35	$ 12.96	$ 14.99	$ 14.76	$ 11.84
Net investment loss[1]	(0.25)	(0.21)	(0.26)	(0.28)	(0.27)	(0.23)	(0.18)	(0.24)	(0.28)	(0.28)
Net realized and unrealized gain (loss)[2]	2.24	(4.46)	0.45	1.80	3.20	2.23	(4.43)	0.43	1.80	3.20
Net increase (decrease) from investment
operations	1.99	(4.67)	0.19	1.52	2.93	2.00	(4.61)	0.19	1.52	2.92
Distributions from:
Net realized gain	—	—	(2.12)	(1.29)	—	—	—	(2.20)	(1.29)	—
Tax return of capital	—	—	(0.02)	—	—	—	—	(0.02)	—	—
Total distributions	—	—	(2.14)	(1.29)	—	—	—	(2.22)	(1.29)	—
Net asset value, end of year	$ 10.38	$ 8.39	$ 13.06	$ 15.01	$ 14.78	$ 10.35	$ 8.35	$ 12.96	$ 14.99	$ 14.76
Total Investment Return[3]
Based on net asset value	23.72%[4]	(35.76)%[5]	1.61%	11.29%	24.73%	23.95%[4]	(35.57)%[5]	1.63%	11.31%	24.66%
Ratios to Average Net Assets[6]
Total expenses	2.78%	2.88%	2.49%	2.35%	2.25%	2.59%	2.66%	2.43%	2.36%	2.27%
Net investment loss	(2.50)%	(2.22)%	(1.89)%	(1.99)%	(1.96)%	(2.32)%	(2.01)%	(1.77)%	(2.01)%	(1.98)%
Supplemental Data
Net assets, end of year (000)	$ 10,713	$ 12,197	$ 29,045	$ 60,086	$ 72,350	$ 60,833	$ 53,668	$ 96,449	$ 99,938	$ 75,678
Portfolio turnover of the Portfolio	114%	75%	70%	115%	101%	114%	75%	70%	115%	101%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Total return calculation includes redemption fees received by the Fund. The impact to the return is approximately 0.01%.
5 Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
6 Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Financial Highlights (concluded)			BlackRock Small Cap Growth Fund II
			Class R
			Year Ended May 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 8.72	$ 13.46	$ 15.54	$ 15.18	$ 12.11
Net investment loss[1]	(0.17)	(0.14)	(0.17)	(0.22)	(0.21)
Net realized and unrealized gain (loss)[2]	2.33	(4.60)	0.44	1.87	3.28
Net increase (decrease) from investment operations	2.16	(4.74)	0.27	1.65	3.07
Distributions from:
Net realized gain	—	—	(2.33)	(1.29)	—
Total return of capital	—	—	(0.02)	—	—
Total distributions	—	—	(2.35)	(1.29)	—
Net asset value, end of year	$ 10.88	$ 8.72	$ 13.46	$ 15.54	$ 15.18
Total Investment Return[3]
Based on net asset value	24.77%[4]	(35.22)%[5]	2.12%	11.88%	25.35%
Ratios to Average Net Assets[6]
Total expenses	1.96%	2.12%	1.95%	1.86%	1.72%
Net investment loss	(1.69)%	(1.49)%	(1.26)%	(1.50)%	(1.43)%
Supplemental Data
Net assets, end of year (000)	$ 52,704	$ 39,445	$ 37,245	$ 21,412	$ 11,423
Portfolio turnover of the Portfolio	114%	75%	70%	115%	101%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Total investment returns include the reinvestment of dividends and distributions.
4 Total return calculation includes redemption fees received by the Fund. The impact to the return is approximately 0.01%.
5 Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
6 Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.

See Notes to Financial Statements.

12 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Notes to Financial Statements

BlackRock Small Cap Growth Fund II

1. Organization and Significant Accounting Policies:

BlackRock Small Cap Growth Fund II (the “Fund”) of BlackRock Series,
Inc. (the “Corporation”) is registered under the Investment Company
Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a
Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in BlackRock Master Small Cap Growth
Portfolio (the “Portfolio”) of BlackRock Master LLC, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included else-
where in this report and should be read in conjunction with the Fund’s financial statements. The percentage of the Portfolio owned by the Fund at May 31, 2010 was 100%. The Fund’s financial statements are pre-
pared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require manage-
ment to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A,
Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribu-
tion of such shares. Investor B Shares automatically convert to Investor A
Shares after approximately eight years. Investor B Shares are only avail-
able through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its share-
holder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A
distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included else-
where in this report.

Fair Value Measurements: Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

• Level 2 — other observable inputs (including, but not limited to:
quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

• Level 3 — unobservable inputs based on the best information avail-
able in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2010, the Fund’s investment in the Portfolio was classi-
fied as Level 2. The Fund believes more relevant disclosure regarding fair value measurements relate to the Portfolio, which is disclosed in Note 1 of the Portfolio’s Notes to Financial Statements included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions in the Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Notes to Financial Statements (continued)

BlackRock Small Cap Growth Fund II

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended May 31, 2010. The statutes of limitations on the
Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax posi-
tions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effec-
tive for financial statements for fiscal years beginning after December
15, 2009, and interim periods within those fiscal years, except for dis-
closures about purchases, sales, issuances and settlements in the roll-
forward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim peri-
ods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrange-
ment with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Administration Agreement and Other Transactions with
Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Corporation, on behalf of the Fund, entered into an Administration
Agreement with BlackRock Advisors, LLC (the “Administrator”), an indi-
rect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities).

For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.20% of the Fund’s average daily net assets. The Fund does not pay an Advisory or investment management fee.

The Fund entered into a Distribution Agreement and Distribution and
Shareholder Servicing Plans with BlackRock Investments, LLC (”BRIL“), an affiliate of BlackRock. Pursuant to the Distribution Plans and in
accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended May 31, 2010, affiliates earned underwriting dis-
counts, direct commissions and dealer concessions on sales of the
Fund’s Investor A Shares, which totaled $3,188. For the year ended May
31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares:

Investor B	$ 7,615
Investor C	$ 4,280

Furthermore, affiliates received contingent deferred sale charges of $206 relating to transactions subject to front-end sales charge waivers on
Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, serves as transfer agent and dividend disbursing agent. Subsequent to
May 31, 2010, PNCGIS was sold to The Bank of New York Mellon
Corporation and is no longer considered an affiliate of the Administrator.
At the close of the sale, PNCGIS changed its name to BNY Mellon
Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transfer-
ring of shares, check writing, anti-money laundering services, and cus-
tomer identification services.

The Administrator maintains a call center, which is responsible for pro-
viding certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instruc-
tions from shareholders with respect to the subscription and redemption

14 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Notes to Financial Statements (continued)

BlackRock Small Cap Growth Fund II

of Fund shares. For the year ended May 31, 2010, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the
Statement of Operations.

Institutional	$ 1,450
Investor A	$ 2,443
Investor B	$ 304
Investor C	$ 2,016
Class R	$ 900

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of
May 31, 2010 attributable to net operating losses were reclassified to the following:

Paid-in capital	$(5,877,303)
Undistributed net investment income	$ 5,877,303

As of May 31, 2010, the components of net accumulated losses on a tax basis were as follows:

Capital loss carryforwards	$(61,763,472)
Net unrealized gains*	23,800,032
Total	$(37,963,440)

* The differences between book-basis and tax-basis net unrealized gains is attribut-
able primarily to the tax deferral of losses on wash sales and the timing and recognition of income from partnerships.

As of May 31, 2010, the Fund had capital loss caryforwards avail-
able to offset future realized capital gains through the indicated
expiration dates:

Expires May 31,
2017	$ 7,466,634
2018	54,296,838
Total	$ 61,763,472

4. Capital Share Transactions:
Transactions in shares for each class were as follows:
		Year Ended		Year Ended
	May 31, 2010		May 31, 2009
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,233,317	$ 25,332,626	2,564,378	$ 24,815,863
Shares redeemed	(2,717,508)	(30,190,722)	(4,042,413)	(38,405,355)
Net decrease	(484,191)	$ (4,858,096)	(1,478,035)	$ (13,589,492)
Investor A
Shares sold and automatic conversion of shares	3,283,380	$ 35,812,787	6,362,449	$ 59,602,274
Shares redeemed	(4,818,831)	(50,693,830)	(5,256,942)	(49,769,353)
Net increase (decrease)	(1,535,451)	$ (14,881,043)	1,105,507	$ 9,832,921
Investor B
Shares sold	432,131	$ 4,262,889	653,089	$ 5,923,576
Shares redeemed and automatic conversion of shares	(853,783)	(8,495,595)	(1,424,359)	(12,944,331)
Net decrease	(421,652)	$ (4,232,706)	(771,270)	$ (7,020,755)

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Notes to Financial Statements (concluded)			BlackRock Small Cap Growth Fund II
	Year Ended			Year Ended
	May 31, 2010		May 31, 2009
	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,411,223	$ 13,879,606	1,579,457	$ 13,611,948
Shares redeemed	(1,960,634)	(19,573,116)	(2,594,133)	(22,682,086)
Net decrease	(549,411)	$ (5,693,510)	(1,014,676)	$ (9,070,138)
Class R
Shares sold	2,208,599	$ 23,274,145	3,238,979	$ 30,484,414
Shares redeemed	(1,886,553)	(19,730,423)	(1,484,706)	(13,386,372)
Net increase	322,046	$ 3,543,722	1,754,273	$ 17,098,042

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Report of Independent Registered Public Accounting Firm

BlackRock Small Cap Growth Fund II

To the Shareholders and Board of Directors
of BlackRock Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Small Cap Growth Fund II, one of the portfolios constitut-
ing BlackRock Series, Inc., (the “Fund”), as of May 31, 2010, and the
related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial high-
lights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. as of
May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 27, 2010

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Portfolio Information		BlackRock Master Small Cap Growth Portfolio
As of May 31, 2010
	Percent of		Percent of
Ten Largest Holdings	Long-Term Investments	Sector Allocation	Long-Term Investments
SonicWALL, Inc.	3%	Health Care	28%
Lincare Holdings, Inc.	2	Information Technology	25
ExlService Holdings, Inc.	2	Industrials	15
TiVo, Inc.	2	Consumer Discretionary	14
CKx, Inc.	2	Consumer Staples	5
HealthSouth Corp.	2	Financials	5
Heckmann Corp.	2	Energy	4
Emergency Medical Services Corp.	2	Materials	2
Cbeyond Communications, Inc.	2	Telecommunication Services	2
BE Aerospace, Inc.	2	For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

18 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Schedule of Investments May 31, 2010

BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.9%
Argon ST, Inc. (a)	187,232	$ 4,502,930
BE Aerospace, Inc. (a)	290,300	7,872,936
Orbital Sciences Corp. (a)	254,942	4,045,929
		16,421,795
Air Freight & Logistics — 3.1%
Atlas Air Worldwide Holdings, Inc. (a)	127,700	6,674,879
Forward Air Corp.	231,819	6,344,886
		13,019,765
Beverages — 2.0%
Heckmann Corp. (a)	1,551,600	8,285,544
Biotechnology — 9.0%
Allos Therapeutics, Inc. (a)(b)	199,200	1,426,272
Amylin Pharmaceuticals, Inc. (a)(b)	242,100	3,999,492
BioMarin Pharmaceuticals, Inc. (a)	116,100	2,266,272
Cubist Pharmaceuticals, Inc. (a)	305,900	6,576,850
Dendreon Corp. (a)(b)	125,500	5,446,700
Human Genome Sciences, Inc. (a)	275,600	6,823,856
Incyte Corp. (a)(b)	243,100	3,133,559
Onyx Pharmaceuticals, Inc. (a)	211,500	4,714,335
Pharmasset, Inc. (a)	105,100	3,096,246
		37,483,582
Capital Markets — 1.7%
MF Global Holdings Ltd. (a)	263,100	2,025,870
SWS Group, Inc.	501,900	5,039,076
		7,064,946
Chemicals — 1.4%
Georgia Gulf Corp. (a)(b)	127,700	2,221,980
Intrepid Potash, Inc. (a)(b)	151,500	3,735,990
		5,957,970
Commercial Services & Supplies — 2.1%
Clean Harbors, Inc. (a)	39,100	2,478,549
SYKES Enterprises, Inc. (a)	362,848	6,262,756
		8,741,305
Construction & Engineering — 1.1%
Chicago Bridge & Iron Co. NV (a)	231,800	4,605,866
Consumer Finance — 2.1%
Cardtronics, Inc. (a)	114,700	1,485,365
Dollar Financial Corp. (a)	362,800	7,328,560
		8,813,925
Diversified Consumer Services — 1.5%
Grand Canyon Education, Inc. (a)	252,632	6,204,642
Diversified Telecommunication Services — 1.9%
Cbeyond Communications, Inc. (a)	512,900	8,016,627
Electronic Equipment, Instruments
& Components — 1.3%
Cogent, Inc. (a)	621,900	5,547,348
Energy Equipment & Services — 1.0%
Superior Energy Services, Inc. (a)	201,789	4,390,929

Common Stocks	Shares	Value
Food Products — 2.8%
American Italian Pasta Co., Class A (a)	156,309	$ 6,081,983
Diamond Foods, Inc. (b)	130,794	5,421,412
		11,503,395
Health Care Equipment & Supplies — 6.5%
Conceptus, Inc. (a)	144,600	2,413,374
Gen-Probe, Inc. (a)	98,500	4,330,060
Haemonetics Corp. (a)	29,655	1,599,591
Inverness Medical Innovations, Inc. (a)	176,400	6,140,484
Merit Medical Systems, Inc. (a)	175,392	2,681,743
Sirona Dental Systems, Inc. (a)	117,600	4,160,688
SonoSite, Inc. (a)	192,265	5,592,989
		26,918,929
Health Care Providers & Services — 6.3%
Emergency Medical Services Corp. (a)	154,400	8,271,208
HealthSouth Corp. (a)	426,800	8,476,248
Lincare Holdings, Inc. (a)	204,000	9,551,280
		26,298,736
Health Care Technology — 1.0%
MedAssets, Inc. (a)	179,000	4,061,510
Hotels, Restaurants & Leisure — 3.5%
Bally Technologies, Inc. (a)(b)	55,600	2,363,000
Jack in the Box, Inc. (a)	212,300	4,764,012
Scientific Games Corp., Class A (a)	723,200	7,391,104
		14,518,116
IT Services — 7.5%
ExlService Holdings, Inc. (a)	549,367	9,130,480
Gartner, Inc., Class A (a)	307,446	7,609,288
Global Cash Access, Inc. (a)	963,522	7,698,541
RightNow Technologies, Inc. (a)	28,400	413,220
Sapient Corp.	612,400	6,215,860
		31,067,389
Insurance — 0.8%
Aspen Insurance Holdings Ltd.	127,200	3,213,072
Internet & Catalog Retail — 0.7%
Shutterfly, Inc. (a)	121,200	2,799,720
Internet Software & Services — 2.2%
Constant Contact, Inc. (a)(b)	152,065	3,263,315
GSI Commerce, Inc. (a)	206,300	5,809,408
		9,072,723
Life Sciences Tools & Services — 2.4%
Bruker BioSciences Corp. (a)	285,808	3,639,765
ICON Plc — ADR (a)	224,100	6,234,462
		9,874,227
Machinery — 1.3%
Manitowoc Co.	444,400	5,301,692
Media — 3.5%
CKX, Inc. (a)		1,626,434
8,620,100
Live Nation, Inc. (a)	491,081	6,005,921
		14,626,021

Portfolio Abbreviation

ADR American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Schedule of Investments (continued)

BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining — 0.9%
Century Aluminum Co. (a)(b)	347,000	$ 3,646,970
Oil, Gas & Consumable Fuels — 3.3%
Comstock Resources, Inc. (a)	134,593	4,016,255
Energy XXI Bermuda Ltd. (a)	304,800	4,849,368
Massey Energy Co.	149,372	4,947,201
		13,812,824
Pharmaceuticals — 2.1%
Akorn, Inc. (a)	1,288,172	3,722,817
Auxilium Pharmaceuticals, Inc. (a)	46,900	1,349,782
Cypress Bioscience, Inc. (a)	489,100	2,015,092
Depomed, Inc. (a)	550,100	1,875,841
		8,963,532
Professional Services — 3.2%
Corporate Executive Board Co.	90,286	2,924,364
Diamond Management & Technology Consultants, Inc.	475,607	4,722,777
Heidrick & Struggles International, Inc.	107,400	2,486,310
Kforce, Inc. (a)	171,300	2,315,976
TrueBlue, Inc. (a)	58,265	774,342
		13,223,769
Semiconductors & Semiconductor Equipment — 5.5%
Entegris, Inc. (a)	979,703	5,290,396
Jinkosolar Holding Co Ltd — ADR (a)	150,900	1,576,905
Microsemi Corp. (a)	282,700	4,376,196
Monolithic Power Systems, Inc. (a)	122,700	2,354,613
Netlogic Microsystems, Inc. (a)	148,600	4,275,222
Silicon Laboratories, Inc. (a)	108,000	4,906,440
		22,779,772
Software — 8.7%
Blackboard, Inc. (a)(b)	160,863	6,440,954
DemandTec, Inc. (a)	531,807	3,249,341
SonicWALL, Inc. (a)	1,129,200	10,287,012
Taleo Corp., Class A (a)	289,700	7,256,985
TiVo, Inc. (a)	990,327	8,952,556
		36,186,848
Specialty Retail — 4.5%
The Children’s Place Retail Stores, Inc. (a)	107,000	5,042,910
Express Inc. (a)	212,000	3,031,600
Lumber Liquidators Holdings, Inc. (a)(b)	181,400	5,353,114
The Wet Seal, Inc., Class A (a)	1,316,200	5,396,420
		18,824,044
Total Long-Term Investments
(Cost — $384,368,012) — 98.8%		411,247,533

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15%, (c)(d)	564,110	$ 564,110
	Beneficial
	Interest
	(000)
BlackRock Liquidity Series, LLC
Money Market Series, 0.28% (c)(d)(e)	33,911	33,911,450
Total Short-Term Securities
(Cost — $34,475,560) — 8.3%		34,475,560
Total Investments (Cost — $418,843,572*) — 107.1%		445,723,093
Liabilities in Excess of Other Assets — (7.1)%		(29,636,246)
Net Assets — 100.0%		$416,086,847

* The cost and unrealized appreciation (depreciation) of investments as of
May 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$421,923,061
Gross unrealized appreciation	$ 52,919,428
Gross unrealized depreciation	(29,119,396)
Net unrealized appreciation	$ 23,800,032

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares/Beneficial	Shares/Beneficial
	Interest Held at	Net	Interest Held at
Affiliate	May 31, 2009	Activity	May 31, 2010	Income
BlackRock
Liquidity Funds,
TempFund,
Institutional
Class	3,968,980	(3,404,870)	564,110	$ 7,760
BlackRock
Liquidity
Series, LLC
Money Market
Series	21,593,500	12,317,950	33,911,450	$ 85,487

(d) Represents the current yield as of report date.
(e) Security was purchased with the cash collateral from loaned securities.
• For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

20 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Schedule of Investments (concluded) BlackRock Master Small Cap Growth Portfolio

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.
The following table summarizes the inputs used as of May 31, 2010 in determin-
ing the fair valuation of the Portfolio’s investments:

Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term
Investments[1]	$411,247,533	—	—	$411,247,533
Short-Term
Securities	564,110 $	33,911,450	—	34,475,560
Total	$411,811,643 $	33,911,450	—	$445,723,093
[1] See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Statement of Assets and Liabilities	BlackRock Master Small Cap Growth Portfolio
May 31, 2010
Assets
Investments at value — unaffiliated (including securities loaned of $32,898,231) (cost — $384,368,012)	$ 411,247,533
Investments at value — affiliated (cost — $34,475,560)	34,475,560
Investments sold receivable	7,596,003
Dividends receivable	61,312
Securities lending income receivable — affiliated	2,410
Prepaid expenses	9,421
Other assets	3,608
Total assets	453,395,847
Liabilities
Collateral at value — securities loaned	33,911,450
Investments purchased payable	3,013,877
Investment advisory fees payable	232,330
Withdrawals payable to investor	94,089
Other affiliates payable	1,306
Directors’ fees payable	498
Other accrued expenses payable	55,450
Total liabilities	37,309,000
Net Assets	$ 416,086,847
Net Assets Consist of
Investor’s capital	$ 389,207,326
Net unrealized appreciation/depreciation	26,879,521
Net Assets	$ 416,086,847

See Notes to Financial Statements.

22 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Statement of Operations	BlackRock Master Small Cap Growth Portfolio
Year Ended May 31, 2010
Investment Income
Dividends	$ 1,029,320
Securities lending — affiliated	85,487
Income — affiliated	7,760
Total income	1,122,567
Expenses
Investment advisory	2,828,777
Accounting services	169,988
Custodian	49,379
Professional	42,076
Directors	15,415
Printing	10,962
Miscellaneous	13,861
Total expenses	3,130,458
Less fees waived by advisor	(2,589)
Total expenses after fees waived	3,127,869
Net investment loss	(2,005,302)
Realized and Unrealized Gain
Net realized gain from investments	32,884,294
Net change in unrealized appreciation/depreciation on investments	58,581,376
Total realized and unrealized gain	91,465,670
Net Increase in Net Assets Resulting from Operations	$ 89,460,368

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Statements of Changes in Net Assets		BlackRock Master Small Cap Growth Portfolio
				Year Ended May 31,
Increase (Decrease) in Net Assets:				2010	2009
Operations
Net investment loss			$ (2,005,302)		$ (518,632)
Net realized gain (loss)				32,884,294	(97,136,788)
Net change in unrealized appreciation/depreciation				58,581,376	(92,607,388)
Net increase (decrease) in net assets resulting from operations				89,460,368	(190,262,808)
Capital Transactions
Proceeds from contributions				102,562,384	134,438,075
Fair value of withdrawals				(132,550,187)	(141,230,552)
Net decrease in net assets derived from capital transactions				(29,987,803)	(6,792,477)
Net Assets
Total increase (decrease) in net assets				59,472,565	(197,055,285)
Beginning of year				356,614,282	553,669,567
End of year			$ 416,086,847		$ 356,614,282
Financial Highlights		BlackRock Master Small Cap Growth Portfolio
			Year Ended May 31,
	2010	2009	2008	2007	2006
Total Investment Return
Total investment return	26.12%	(34.16)%	3.35%	13.00%	26.39%
Ratios to Average Net Assets
Total expenses	0.77%	0.78%	0.77%	0.78%	0.77%
Total expenses after fees waived	0.77%	0.78%	0.77%	0.78%	0.77%
Net investment loss	(0.50)%	(0.13)%	(0.10)%	(0.42)%	(0.49)%
Supplemental Data
Net assets, end of year (000)	$ 416,087	$ 356,614	$ 553,670	$ 539,092	$ 481,934
Portfolio turnover	114%	75%	70%	115%	101%

See Notes to Financial Statements.

24 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Notes to Financial Statements

BlackRock Master Small Cap Growth Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Master Small Cap Growth Portfolio (the “Portfolio”) of
BlackRock Master LLC (the “Master LLC”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited
Liability Company Agreement permits the Board of Directors of the
Master LLC (the “Board”) to issue non-transferable interests in the
Master LLC, subject to certain limitations. The Portfolio’s financial state-
ments are prepared in conformity with accounting principles generally accepted in the United States of America, which may require manage-
ment to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: The Portfolio’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ offi-
cial closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolio values its investment in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (the “SEC”) under the 1940 Act. The Port-
folio may withdraw up to 25% of its investment daily, although the man-

ager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value
(“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value deter-
minations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value
Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any addi-
tional required collateral is delivered to the Portfolio on the next busi-
ness day. Securities lending income, as disclosed in the Statement of
Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settle-
ment of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Notes to Financial Statements (continued)

BlackRock Master Small Cap Growth Portfolio

purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal tax provision is required. It is intended that the Portfolio’s assets will be managed so the owner of the Portfolio can satisfy the requirements of
Subchapter M of the Internal Revenue Code of 1986, as amended.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Recent Accounting Standard: In January 2010, the Financial
Accounting Standards Board issued amended guidance to improve dis-
closure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobserv-
able inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value meas-
urements, which are effective for fiscal years beginning after December
15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Portfolio’s financial statements and disclosures is currently being assessed.

Other: Expenses directly related to the Portfolio are charged to the
Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Portfolio has an arrangement with the custo-
dian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America
Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Portfolio for 1940 Act purposes, but
BAC and Barclays are not.

The Master LLC, on behalf of the Portfolio, entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the
Portfolio’s investment advisor, an indirect, wholly owned subsidiary of
BlackRock, to provide investment advisory and administration services.
The Manager is responsible for the management of the Portfolio’s port-
folio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee at an annual rate of 0.70% of the Portfolio’s average daily net assets.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds;
however, the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affili-
ated investment companies, if any. This amount is included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Capital Management, Inc. (“BCM”), an affiliate of the Manager, under which the Manager pays BCM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the
Portfolio to the Manager.

For the year ended May 31, 2010, the Portfolio reimbursed the
Manager $7,806 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC received an exemptive order from the SEC permitting it to, among other things, pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC
(“BIM”) as the securities lending agent. BIM may, on behalf of the
Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the
Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and
Liabilities as securities loaned and collateral at value – securities loaned, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the
Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended May 31, 2010, BIM received $20,472 in securities lending agent fees related to securities lending activities for the Portfolio.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

26 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Notes to Financial Statements (concluded)

BlackRock Master Small Cap Growth Portfolio

3. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended May 31, 2010, were $454,843,986 and
$487,186,399, respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The
Portfolio may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the follow-
ing terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of
October 31, 2008; a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of
Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index
(as defined in the credit agreement) on amounts borrowed. Effective
November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31,
2009, a commitment fee of 0.10% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus
1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2010.

5. Concentration, Market and Credit Risk:

The Portfolio invests a significant portion of its assets in securities in the health care and information technology sectors. Changes in eco-
nomic conditions affecting these sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default.
The Portfolio manages counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the
Portfolio to credit and counterparty risks, consist principally of invest-
ments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the
Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Portfolio.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Report of Independent Registered Public Accounting Firm

BlackRock Master Small Cap Growth Portfolio

To the Investor and Board of Directors of
BlackRock Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Master Small Cap
Growth Portfolio, one of the portfolios constituting BlackRock Master
LLC, (the “Master LLC”), as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the finan-
cial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion.
An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of May 31,
2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Master Small Cap Growth Portfolio of BlackRock Master
LLC as of May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 27, 2010

28 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of BlackRock Master LLC (the “Master LLC”)
met on April 20, 2010 and May 18–19, 2010 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory
Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master
LLC’s investment advisor, on behalf of BlackRock Master Small Cap
Growth Portfolio (the “Master Portfolio”), a series of the Master LLC. The
Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the
Manager and BlackRock Capital Management, Inc. (the “Sub-Advisor”),
with respect to the Master Portfolio. BlackRock Small Cap Growth Fund II
(the “Fund”), a series of BlackRock Series, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master
Portfolio. Accordingly, the Board of Directors of the Corporation also con-
sidered the approval of the Advisory Agreement and the Sub-Advisory
Agreement with respect to the Master Portfolio. The Manager and the
Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agree-
ment and the Sub-Advisory Agreement are referred to herein as the
“Agreements.” For simplicity, the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein collec-
tively as the “Board,” and the members of which are referred to as
“Board Members.”

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not
“interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)
(the “Independent Board Members”). The Board Members are responsi-
ble for the oversight of the operations of the Master LLC or the Corpora-
tion, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each
Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating
Committee, a Compliance Committee, a Performance Oversight and
Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive
Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the contin-
uation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Fund by the personnel of BlackRock and its affiliates, including investment man-
agement, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master
Portfolio, the Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-
year periods, as applicable, against peer funds, and applicable bench-
marks, if any, as well as senior management and portfolio managers’
analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to
BlackRock and its affiliates by the Master Portfolio and/or the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to the Master Portfolio’s and/or the Fund’s investment objective, policies and restrictions; (e) the Master LLC’s and the Corp-
oration’s compliance with its respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-invest-
ment management services provided by BlackRock and its affiliates;
(g) BlackRock’s and other service providers’ internal controls; (h)
BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master
LLC’s and/or the Corporation’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across BlackRock’s open-end fund, closed-
end fund and institutional account product channels; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 20, 2010 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Fund, as applicable, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collec-
tively, “Peers”); (b) information on the profitability of the Agreements to
BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by
BlackRock concerning investment advisory fees charged to other clients,

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

such as institutional clients and closed-end funds, under similar invest-
ment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio and/or the Fund to
BlackRock; (f) sales and redemption data regarding the Fund’s shares;
and (g) if applicable, a comparison of management fees to similar
BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 20, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 20, 2010 meeting, the
Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 18–19, 2010 Board meeting.

At an in-person meeting held on May 18–19, 2010, the Board of the
Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Master LLC with respect to the Master Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending
June 30, 2011. The Board of the Corporation, including the Independent
Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continua-
tion of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment per-
formance of the Master Portfolio, the Fund and BlackRock; (c) the advi-
sory fee and the cost of the services and profits to be realized by
BlackRock and its affiliates from their relationship with the Master
Portfolio and the Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant share-
holders from their relationship with the Master Portfolio and the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted
the willingness of BlackRock personnel to engage in open, candid dis-
cussions with the Board. The Board did not identify any particular infor-
mation as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing performance and the investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capa-
bilities, BlackRock’s use of technology, BlackRock’s commitment to com-
pliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The
Board also reviewed a general description of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Master Portfolio and the Fund. BlackRock and its affiliates and signifi-
cant shareholders provide the Master Portfolio and the Fund with certain administrative, transfer agency, shareholder and other services (in addi-
tion to any such services provided to the Master Portfolio and the Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the
Master Portfolio and the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of addi-
tional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the act-
ivities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolio and the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Fund and
BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Fund, as applicable. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the
Fund. In preparation for the April 20, 2010 meeting, the Board was pro-
vided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also

30 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect
Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The
Board was provided with a description of the methodology used by
Lipper to select peer funds. The Board regularly reviews the performance of the Master Portfolio and the Fund, as applicable, throughout the year.
The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that, in general, the Fund performed better than its
Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in two of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Master Portfolio and the Fund: The Board, includ-
ing the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rates compared with the other funds in the
Fund’s Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it pro-
vided the Master Portfolio and the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master
Portfolio and the Fund. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31,
2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s prof-
itability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory prod-
ucts. The Board recognized that profitability may be affected by numer-
ous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for lead-
ing investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, trans-
late to higher profit margins.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Fund by BlackRock, and BlackRock’s and
its affiliates’ profits relating to the management and distribution of the
Master Portfolio and the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master
Portfolio and the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the
Fund's Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Fund increase.
The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio and the
Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the
Master Portfolio and the Fund, both tangible and intangible, such as
BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

significant shareholders as service providers to the Master Portfolio and the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its opera-
tions. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on
December 1, 2009, and that BlackRock’s funds may invest in such
ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board
Members, unanimously approved the continuation of the Advisory
Agreement between the Manager and the Master LLC, with respect to the Master Portfolio, for a one-year term ending June 30, 2011 and the
Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Portfolio, for a one-year term ending June 30,
2011. As part of its approval, the Board of the Master LLC considered the detailed review of BlackRock’s fee structure, as it applies to the
Master LLC, being conducted by the ad hoc Joint Product Pricing
Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the
Independent Board Members, was satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of the
Master Portfolio and its shareholders. The Board of the Corporation, including the Independent Board Members, also considered the contin-
uation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent
Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and
BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’
conclusions may be based in part on their consideration of these arrangements in prior years.

32 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Officers and Directors
Number of BlackRock-
Advised Registered
	Position(s)	Length		Investment Companies
	Held with	of Time		(“RICs”) Consisting of
Name, Address	Corporation/	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Ronald W. Forbes	Co-Chair of	Since	Professor Emeritus of Finance, School of Business, State University	36 RICs consisting of	None
55 East 52nd Street	the Board	2007	of New York at Albany since 2000.	105 Portfolios
New York, NY 10055	and Director
1940
Rodney D. Johnson	Co-Chair of	Since	President, Fairmount Capital Advisors, Inc. since 1987; Director,	36 RICs consisting of	None
55 East 52nd Street	the Board	2007	Fox Chase Cancer Center since 2004; Member of the Archdiocesan	105 Portfolios
New York, NY 10055	and Director		Investment Committee of the Archdiocese of Philadelphia since
1941			2004; Director, The Committee of Seventy (civic) since 2006.
David O. Beim	Director	Since	Professor of Finance and Economics at the Columbia University	36 RICs consisting of	None
55 East 52nd Street		1999	Graduate School of Business since 1991; Trustee, Phillips Exeter	105 Portfolios
New York, NY 10055			Academy since 2002; Chairman, Wave Hill, Inc. (public garden and
1940			cultural center) from 1990 to 2006.
Dr. Matina Horner	Director	Since	Executive Vice President of Teachers Insurance and Annuity Associa-	36 RICs consisting of	NSTAR (electric
55 East 52nd Street		2007	tion and College Retirement Equities Fund from 1989 to 2003.	105 Portfolios	and gas utility)
New York, NY 10055
1939
Herbert I. London	Director and	Since	Professor Emeritus, New York University since 2005; John M. Olin	36 RICs consisting of	AIMS Worldwide,
55 East 52nd Street	Member of	2007	Professor of Humanities, New York University from 1993 to 2005	105 Portfolios	Inc. (marketing)
New York, NY 10055	the Audit		and Professor thereof from 1980 to 2005; President, Hudson
1939	Committee		Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham
University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.
Cynthia A. Montgomery	Director	Since	Professor, Harvard Business School since 1989; Director, Harvard	36 RICs consisting of	Newell Rubbermaid,
55 East 52nd Street		2007	Business School Publishing since 2005; Director, McLean Hospital	105 Portfolios	Inc. (manufacturing)
New York, NY 10055			since 2005.
1952
Joseph P. Platt, Jr.	Director	Since	Director, The West Penn Allegheny Health System (a not-for-profit	36 RICs consisting of	Greenlight Capital
55 East 52nd Street		2007	health system) since 2008; Director, Jones and Brown (Canadian	105 Portfolios	Re, Ltd (reinsurance
New York, NY 10055			insurance broker) since 1998; General Partner, Thorn Partners, LP		company); WQED
1947			(private investment) since 1998; Partner, Amarna Corporation, LLC		Multi-Media (public
			(private investment company) from 2002 to 2008.		broadcasting not-
for-profit)
Robert C. Robb, Jr.	Director	Since	Partner, Lewis, Eckert, Robb and Company (management and	36 RICs consisting of	None
55 East 52nd Street		2007	financial consulting firm) since 1981.	105 Portfolios
New York, NY 10055
1945
Toby Rosenblatt	Director	Since	President, Founders Investments Ltd. (private investments) since	36 RICs consisting of	A.P. Pharma, Inc.
55 East 52nd Street		2007	1999; Director, College Access Foundation of California	105 Portfolios	(specialty
New York, NY 10055			(philanthropic foundation) since 2009; Director, Forward		pharmaceuticals)
1938			Management, LLC since 2007; Director, The James Irvine
Foundation (philanthropic foundation) from 1998 to 2008.

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
	Position(s)	Length		Investment Companies
	Held with	of Time		(“RICs”) Consisting of
Name, Address	Corporation/	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
Kenneth L. Urish	Chair of	Since	Managing Partner, Urish Popeck & Co., LLC (certified public	36 RICs consisting of	None
55 East 52nd Street	the Audit	2007	accountants and consultants) since 1976; Member of External	105 Portfolios
New York, NY 10055	Committee		Advisory Board, The Pennsylvania State University Accounting
1951	and Director		Department since 2001; Trustee, The Holy Family Foundation
since 2001; Committee Member, Professional Ethics Committee
of the Pennsylvania Institute of Certified Public Accountants
from 2007 to 2010; President and Trustee, Pittsburgh Catholic
Publishing Associates from 2003 to 2008; Director, Inter-Tel from
2006 to 2007.
Frederick W. Winter	Director and	Since	Professor and Dean Emeritus of the Joseph M. Katz School of	36 RICs consisting of	None
55 East 52nd Street	Member of	2007	Business, University of Pittsburgh since 2005 and Dean thereof	105 Portfolios
New York, NY 10055	the Audit		from 1997 to 2005; Director, Alkon Corporation (pneumatics)
1945	Committee		since 1992; Director, Tippman Sports (recreation) since 2005;
Director, Indotronix International (IT services) from 2004 to 2008.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.
[2] Date shown is the earliest date a person has served as a director for the Corporation/Master LLC covered by this annual report. Following the combina-
tion of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy
BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain directors as joining the Corporation/Master LLC’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A.
Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	169 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from 2000	299 Portfolios
New York, NY 10055			to 2005; Chairman of the Board of Trustees, State Street Research
1945			Mutual Funds from 2000 to 2005.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director,	169 RICs consisting of	None
55 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer,	299 Portfolios
New York, NY 10055			BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock
1947			Funds and BlackRock Bond Allocation Target Shares from 2005 to
2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Corporation/Master LLC based on his position with
BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Corporation/Master LLC based on his former positions with BlackRock,
Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resig-
nation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

34 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Officers and Directors (concluded)
Position(s)
Held with
Name, Address	Corporation/	Length of
and Year of Birth	Master LLC	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
Anne Ackerley	President and	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	Chief	2009[2]	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer
New York, NY 10055	Executive		of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000
1962	Officer		to 2006.
Jeffrey Holland, CFA	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating
55 East 52nd Street	President	2009	Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for
New York, NY 10055			BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from
1971			2003 to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003
55 East 52nd Street	President	2009	including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial
New York, NY 10055			Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001
1958			to 2003.
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of
55 East 52nd Street		2007	Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965
[1] Officers of the Corporation/Master LLC serve at the pleasure of the Board of Directors.
2 Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.
Further information about the Officers and Directors is available in the Corporation’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Investment Advisor	Custodian		Accounting Agent	Distributor	Address of the Fund
BlackRock Advisors, LLC Brown Brothers Harriman & Co. State Street Bank and Trust Company				BlackRock Investments, LLC	100 Bellevue Parkway
Wilmington, DE 19809 Boston, MA 02109			Princeton, NJ 08540	New York, NY 10022	Wilmington, DE 19809
Sub-Advisor	Transfer Agent		Independent Registered	Legal Counsel
BlackRock Capital	BNY Mellon Investment		Public Accounting Firm	Sidley Austin LLP
Management, Inc.	Servicing (US) Inc.		Deloitte & Touche LLP	New York, NY 10019
New York, NY 10055	Wilmington, DE 19809		Princeton, NJ 08540

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospec-
tuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund/Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Portfolio’s Forms
N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Fund’s/
Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762;
(2) at www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Corporation/Master LLC voted proxies relating to securities held in the Fund’s/Portfolio’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and
(3) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

36 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal informa-
tion BlackRock collects, how we protect that information and why in cer-
tain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service
Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or serv-
ices that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the informa-
tion. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio		BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†		BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Multi-Sector Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government		BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	Bond Portfolio		BlackRock Strategic Income
BlackRock High Income Fund	BlackRock International Bond Portfolio		Opportunities Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Fund
BlackRock Income Portfolio†	BlackRock Low Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock World Income Fund
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2010	2035	Retirement	2040
Moderate Prepared Portfolio	2015	2040	2020	2045
Growth Prepared Portfolio	2020	2045	2025	2050
Aggressive Growth Prepared Portfolio	2025	2050	2030	2055
	2030		2035

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at

www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

38 BLACKROCK SMALL CAP GROWTH FUND II

MAY 31, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accom-
panied or preceded by the Fund’s current prospectus. Past per-
formance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Small	$6,800	$6,800	$0	$0	$6,100	$6,100	$83	$1,028
Cap Growth Fund II
BlackRock Master
Small Cap Growth	$30,500	$30,500	$0	$0	$6,100	$6,100	$0	$0
Portfolio

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose,

multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Small Cap Growth	$16,960	$409,628
Fund II
BlackRock Master Small Cap
Growth Portfolio	$16,877	$408,600

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master
Small Cap Growth Portfolio of BlackRock Master LLC

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock
Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: August 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock
Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: August 4, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock
Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: August 4, 2010